                                                                   EXHIBIT 10.21

                 [LOGO OF FIDELITY FEDERAL BANK APPEARS HERE]

                                PROMISSORY NOTE
     THIS NOTE INCLUDES PROVISIONS CONTAINED IN THE ATTACHED AMENDMENT(S).
                                                 Loan No:   3027749

U.S. $  5,775,000.00     Glendale, California     Date:  July 28, 1994

For value received, the undersigned promises to pay to FIDELITY FEDERAL BANK, A FEDERAL SAVINGS BANK, or order, at its office in the City of Glendale, California, or at such other place as the Holder hereof may from time to time designate in writing, the principal sum of
  FIVE MILLION SEVEN HUNDRED SEVENTY FIVE THOUSAND AND NO/100------------------ dollars, with interest on unpaid principal from the date at the rate of 7.250 percent per annum: principal and interest payable in monthly installments of
  THIRTY NINE THOUSAND THREE HUNDRED NINETY FIVE AND 68/100-------------------- dollars on the 1st day of each and every month, beginning October 1, 1994, and continuing until September 1, 2004 when said principal and interest together with all other sums provided for herein shall be due and payable. Each payment shall be credited first on interest then due and the remainder on principal, and interest shall thereupon cease upon the principal so credited. Should default be made in payment when due of any installment under this Note, or in any of the agreements contained in the Deed of Trust securing this Note, the whole sum of principal and interest shall, without notice, become immediately due and payable at the option of the Holder hereof. Failure to exercise such option shall not constitute a waiver of the right to exercise it in the event of any subsequent default. The undersigned agrees to pay the interest rate specified in this Note both before and after any default set forth in paragraph 2.(k) of the Deed of Trust described below.

LATE CHARGE PROVISION:

By signing this Note, undersigned agrees with the Holder (i) that it would be impractical or extremely difficult to fix the Holder's actual damages in the event that any installment shall not be paid when due, (ii) to pay the Holder in such event an amount equal to 10.000% of any such late installment and (iii) that such amount shall be deemed to be the damages of the Holder for its loss suffered by such delinquency in payment. Without limitation on its right, under the Deed of Trust securing this Note or otherwise, to compel prompt performance hereunder, Holder agrees to accept such amount in lieu of its actual damages for any such delinquent payment of an installment. Late charge shall be due on any payment received by Holder hereof more than 10 calendar days after date due.

PREPAYMENT PRIVILEGE:
THIS NOTE MAY BE PAID IN FULL OR IN PART WITHOUT PENALTY AT ANY TIME.

This Note is secured by a Deed of Trust to GATEWAY MORTGAGE CORPORATION, a California corporation, as Trustee. Said Deed of Trust provides among other things as follows:

   "2.(k) DEFAULT: Default shall occur: (1) if payment or performance of any Note, indebtedness, liability or obligation secured hereby or of any interest thereon be not made at the time or in the manner agreed; or (2) if Trustor fails to perform any obligations hereunder; or (3) should Trustor or any successor in interest to Trustor in such property sell, sell under contract of sale, lease with option to purchase, convey, transfer, encumber, or alienate said property, or any part thereof, or any interest therein, or drill or extract or enter into a lease for the drilling or extraction of oil, gas, or other hydrocarbon substance or any mineral of any kind or character therefrom, or from any part therein, or be divested of his title or any interest therein in any manner or way, whether voluntary or involuntary, Beneficiary shall have the right, at its option, to declare any indebtedness or obligations secured hereby, irrespective of the maturity date specified in any Note or written agreement evidencing the same, immediately due and payable, and no waiver of this right shall be effective unless in writing and signed by Beneficiary; waiver of this right granted to Beneficiary as to one transaction or occurrence shall not be deemed to be a waiver of said right as to any subsequent transaction or occurrence; if Beneficiary exercises said option and Trustor fails to pay all such sums, it shall constitute a default hereunder; or (4) if this Deed of Trust, or any Note secured hereby, provides any charge for prepayment of any indebtedness secured hereby and Trustor fails to pay same when due, Trustor agrees to pay said prepayment charge if any of said indebtedness shall be paid prior to the due date stated in said Note or in this Deed of Trust, even if, and notwithstanding, Trustor shall have defaulted in payment thereof, or in performance of any agreement hereunder, and Beneficiary, by reason thereof, shall have declared all sums secured hereby immediately due and payable; or (5) if said property becomes the subject of abatement proceedings; or (6) if any financial information given by Trustor to Beneficiary be not true in any material respect or any essential financial information be withheld by Trustor from Beneficiary; or
   (7) if said property, or any part thereof, be attached or become subject to any other legal process and be not released therefrom within ninety (90) days; or (8) if Trustor(s) (or any one of them) become insolvent, make an assignment for the benefit of creditors, be the subject of any bankruptcy proceeding, reorganization, arrangement, insolvency, receivership, liquidation or dissolution proceedings; or (9) in the event that the indebtedness secured hereby was incurred for the purpose of enabling Trustor to acquire said property for his dwelling and if Trustor shall fail at any time to occupy such property as his dwelling without the prior written consent of the Beneficiary being first obtained, the Trustee, upon presentation to it of an affidavit signed by Beneficiary setting forth facts showing a default by Trustor under this paragraph, is authorized to accept as true and conclusive all facts and statements therein and to act thereon hereunder, or (10) if Trustor(s) (or any one of them) fails to perform, if such property includes a leasehold interest, each agreement of the lessee contained in the lease creating such leasehold or if Trustor(s) surrender(s) the leasehold estate or any interest herein conveyed, or terminate(s) or cancel(s) the lease, or without the express written consent of Beneficiary, alters or amends the lease; or (11) if Trustor is a partnership and the interest of a general partner is assigned or transferred, and/or if Trustor's partnership is dissolved for any reason."

   "2.(1) REMEDIES: Upon the happening of any such default, Beneficiary or Trustee, or both, without the necessity of any notice to or demand upon Trustor or any other party liable for the said indebtedness or having an interest in said property, may do any or all of the following: (1) declare all indebtedness secured hereby immediately due and payable; (2) take possession of and operate said property and any personal property thereon used in the operation of said property and any business conducted thereon without liability or obligation on its part, and do all such acts affecting said property as Beneficiary may deem necessary to keep it in good condition and repair and to conserve the value thereof; (3) to the extent permitted by law, bring an action to enforce the payment of any Note or indebtedness secured hereby without the necessity of exercising any remedy hereunder or the prior sale of said property and without thereby waiving any other right or remedy; (4) perform any of the foregoing acts with or without bringing any action or proceeding, or may do so through a receiver appointed by a court, and in any case without necessity of having given or recorded any notice of default or election to sell and without regard to the adequacy of security;
   (5) bring an action in any court of competent jurisdiction to foreclose this Deed of Trust or to recover possession of said property after foreclosure;
   (6) elect to sell said property or any part thereof pursuant to paragraph 2.(m) hereof; (7) apply any funds in possession of Beneficiary including, but not limited to, funds under the provisions of paragraphs 2.(a), 2.(b) and 2.(h), at option of Beneficiary, to the payment of principal and/or interest upon the obligation secured hereby in lieu of being applied to any of the purposes for which the fund was established."

   "3.(b) NO WAIVER by Beneficiary of any right under this Deed of Trust or the Note secured hereby shall be effective unless in writing. Waiver by Beneficiary of any right arising out of any transaction or occurrence shall not be deemed a waiver of any right arising out of any future action or occurrence. Failure by Beneficiary to exercise any right promptly after learning of the facts giving rise to such right shall not constitute a waiver of such right. The acceptance of any payment by Beneficiary with knowledge of a default on the part of Trustor shall not constitute a waiver of such default."

   "6. OBLIGATION TO INFORM BENEFICIARY OF TRANSFER OR DEFAULT: That Trustor shall inform Beneficiary, in writing, prior to the time of the occurrence of the events described in Paragraph 2.(k) hereof; and to promptly furnish to Beneficiary any and all information concerning such events as Beneficiary shall request."

If action be instituted on this Note, I promise to pay the Holder hereof any expenses incurred thereby, including, but not limited to, reasonable attorneys' fees and court costs.

Principal and interest payable in lawful money of the United States.

In this Note, the singular shall include the plural and this Note shall be the joint and several obligation of each maker.

   CITADEL REALTY, INC., A DELAWARE CORPORATION




   BY: /S/ Steve Wesson
______________________________________________     _____________________________
   Steve Wesson, President and Secretary


______________________________________________     _____________________________



______________________________________________     _____________________________

[LOGO OF FIDELITY FEDERAL BANK APPEARS HERE]        AMENDMENT TO PROMISSORY NOTE


Date: July 28, 1994                                      Loan Number: 3027749
                                                                      -------
For value received, the undersigned agrees that the certain Note of even date herewith in favor of FIDELITY FEDERAL BANK, A FEDERAL SAVINGS BANK, in the
original principal sum of U.S. $      5,775,000.00             with payment
computations based on an originally scheduled Loan Term of       360      months
and with a Term of Maturity of      120     months is hereby modified by adding
the following:

INTEREST RATE ADJUSTMENTS

The initial interest rate specified in the Note shall be adjusted by increasing
or decreasing the interest rate beginning    September 1   , 1995 and every   6
month(s) thereafter. All adjusted interest rates shall be determined by adding a
margin of 3.625    % to the index in effect as of the date 45 days before each scheduled interest rate adjustment. The result of this addition (X) shall ( ) shall not be rounded to the nearest one-eighth of one percentage point. The index to be used is as follows:

( ) the most recent available monthly weighted average cost of Savings, Borrowings and Advances by the Federal Home Loan Bank of San Francisco ("Bank") to district members of the Bank based on the statistics tabulated by the Bank.

(X) the weekly average yield on United States Treasury securities adjusted to a constant maturity of 1 year(s), as made available by the Federal Reserve Board.

( )

The first interest rate adjustment shall be reflected in the payment due October 1, 1995

( ) with a maximum increase at each scheduled interest rate adjustment of % more than the interest rate in effect at the beginning of the immediately preceding months

( ) with a maximum decrease at each scheduled interest rate adjustment of % less than the interest rate in effect at the beginning of the immediately preceding months

( ) with a maximum interest rate increase during the LIFE OF THE LOAN of    %
    greater than the interest rate reflected in the payment

    ( ) EXCEPT as stated under Due-On-Sale provisions

( ) with a maximum interest rate decrease during the LIFE OF THE LOAN of       %
    less than the interest rate reflected in the           payment

    ( ) EXCEPT as stated under Due-On-Sale provisions

( ) with a maximum interest rate of       % during the LIFE OF THE LOAN

    ( ) EXCEPT as stated under Due-On-Sale provisions

AT ANY TIME, SHOULD THE PAYMENT AMOUNT NOT BE SUFFICIENT TO COVER THE AMOUNT OF INTEREST THEN DUE, THE DEFICIENT INTEREST AMOUNT SHALL BE ADDED TO THE
UNPAID PRINCIPAL BALANCE WITH INTEREST CHARGED AT THE RATE THEN IN EFFECT. Only the Beneficiary may select an alternate comparable index to permit interest rate adjustments if the index stated above is no longer available.

PAYMENT ADJUSTMENTS

EXCEPT AS OUTLINED BELOW UNDER THE RECAST PROVISIONS, the PAYMENT AMOUNT shall be increased or decreased to an amount which shall be sufficient to pay in full the then unpaid balance INCLUDING ANY DEFERRED INTEREST WHICH MAY HAVE BEEN ADDED TO THE PRINCIPAL at the then applicable interest rate, in equal installments over the remainder of the originally scheduled Loan Term, beginning after 12 month(s) from the first payment and every 12 months thereafter. The first adjusted payment shall begin with the payment due October 1, 1995

(X) except the payment amount cannot be increased more than 7.500 % over the immediately preceding payment level
( ) except the payment cannot be decreased more than       % under the
    immediately preceding payment level

RECAST PROVISIONS

(X) Commencing with the payment due October 1, 1999 and every 60 months thereafter, the payment amount shall be increased or decreased to an amount which shall be sufficient to pay in full the then unpaid balance INCLUDING DEFERRED INTEREST WHICH MAY HAVE BEEN ADDED TO THE PRINCIPAL at the then applicable interest rate, in equal installments over the remainder of the originally scheduled Loan Term.

(X) At any time, should the unpaid balance (including amounts added to the principal) exceed 110 % of the original principal sum, the payment amount shall be increased to an amount which shall be sufficient to pay in full the then unpaid balance INCLUDING DEFERRED INTEREST WHICH MAY HAVE BEEN ADDED TO THE PRINCIPAL, at the then applicable interest rate, in equal installments over the remainder of the originally scheduled Loan Term.

DUE-ON-SALE

(X) The due-on-sale provisions in paragraphs 2.(k) and 2.(l) of the Deed of Trust and referred to in the Note shall be allowed [( ) TO ANY] [(X)) 1 TIME(S) to qualified buyer(s) accepted in writing by the Beneficiary provided a fee of one percent of the then remaining unpaid balance and other usual assumption charges are paid to the Beneficiary for [(X) THIS] [( ) EACH SUCH] assumption

    ( ) AND PROVIDED at the option of the Beneficiary, the maximum interest rate interest or decrease during the remaining LIFE OF THE LOAN may be % greater or % less than the interest rate in effect on the date of assumption
    (X) AND FURTHER PROVIDED
          (X) this    assumption(s) is/are approved by Beneficiary prior to
              09/01/04
          ( ) assumption(s) is/are approved by Beneficiary prior to

The adjustment of interest rate and payment amount of the Note shall not create a novation and the lien of the Deed of Trust as to principal and adjusted interest as accrued shall at all times be on a parity with the lien of the Deed of Trust as to principal and interest rate on the date of recording.

To the extent that the provisions of this Amendment are inconsistent with the provisions of the Note or Deed of Trust, the provisions of this Amendment shall control and shall supersede any such inconsistent provisions.

CITADEL REALTY, INC., A DELAWARE CORPORATION




By: /s/ Steve Wesson
____________________________________________     _______________________________
Steve Wesson, President and Secretary


____________________________________________     _______________________________



____________________________________________     _______________________________

                 [LOGO OF FIDELITY FEDERAL BANK APPEARS HERE]
                               AMENDMENT TO NOTE



Date:    07/28/94                                Loan Number:   3027749

For value received, the undersigned agrees that the certain Note of even date herewith in favor of FIDELITY FEDERAL BANK, A FEDERAL SAVINGS BANK, in the
original principal sum of U.S.$ 5,775,000.00                         is hereby
modified by adding the following:

Without releasing Maker from or affecting any of Maker's obligations under this Note or any security documents, and without impairing or otherwise limiting Holder's right to foreclose the Deed of Trust or enforce any of Holder's other rights or remedies under this Note or any security documents, and except as hereafter provided, Holder waives its right to enforce against Maker a judgment imposing liability on Maker for any deficiency in payment of the indebtedness by this note.
Notwithstanding the foregoing, Maker shall be fully liable to Holder, and Holder may enforce any judgment against Maker, for:
   a. Any fraud or misrepresentation by Maker in connection with this Note or any security document;
   b. The retention, after payment of the ordinary and usual operating and maintenance costs and expenses of the property, of any rental or other income arising with respect to the property collected by Maker after Holder has given notice that Maker is in default under this Note or any security document (a "default notice"), to the full extent of such retained rental or other income;
   c. The fair market value, as of the time of any default notice, of any personal property or fixtures comprising the property removed or disposed by Maker, other than in accordance with the terms of any applicable security document;
   d. The retention or misapplication of any insurance proceeds or condemnation or other awards, if and to the extent such sums are required to be made or delivered to Holder and/or used for restoration of the property in accordance with the terms of the Deed of Trust;
   e. The failure to pay when due any taxes and assessments or other fees, charges, cost or expenses which constitute, or failing such payment leads to the imposition on the property or any interest therein of a lien, imposition or encumbrance, which would be payable prior to any of the obligations secured by the security documents or have priority for any reason over any of the security documents; and
   f. Any and all of Holder's costs, expenses, losses, damages, or liabilities, whether incurred prior to or after foreclosure of the Deed of Trust, including, without limitation, attorneys' fees, directly or indirectly arising out of or related to the use, generation, storage, release, threatened release, discharge, disposal or presence on, under or about the property, or transportation to or from the property of any materials, wastes or substances defined or classified as hazardous or toxic under federal, state or local laws, ordinances or regulations. Holder shall have the right to recover its damages hereunder in a separate proceeding brought for that purpose or in any foreclosure action under any of the security documents or by invocation of any of Holder's other rights and remedies thereunder or at law or equity; and Maker's liability under this paragraph shall survive foreclosure under any security document.

To the extent that the provisions of this Amendment are inconsistent with the provisions of the Note or Deed of Trust, the provisions of this Amendment shall control and shall supersede any such inconsistent provisions.

CITADEL REALTY, INC., A DELAWARE CORPORATION



BY: /s/ Steve Wesson
____________________________________________     _______________________________
Steve Wesson, President and Secretary



____________________________________________     _______________________________



____________________________________________     _______________________________

                 [LOGO OF FIDELITY FEDERAL BANK APPEARS HERE]
                         [XX] SECOND AMENDMENT TO NOTE
                        [  ] AMENDMENT TO DEED OF TRUST



Date: July 28, 1994                              Loan Number:   3027749

For value received, the undersigned agrees that the certain Note and/or Deed of Trust of even date herewith in favor of FIDELITY FEDERAL BANK, A FEDERAL SAVINGS
BANK,  in the original principal sum of U.S. $5,775,000.00             is hereby
modified by adding the following:

1. The "Late Charge Provision" is modified to provide for a late charge in an amount equal to 5.00% of any late installment instead of 10.00%.

2. If at any time during the term of the Note, the weekly average yield on United States Treasury securities adjusted to a constant maturity of one year, as made available by the Federal Reserve Board (the "Index") is equal to or greater than 8%, then in such event the undersigned shall purchase a 10% one year Treasury Cap (the "CAP"), the benefit of which shall be assigned to Holder. The Cap shall be in effect at all times during the term of the loan when the Index is equal to or greater than 8% and shall be satisfactory to Holder. If the Holder does not purchase such Cap within thirty days after the Index reaches or exceeds 8%, Holder may purchase such Cap for the remaining term of the Loan (a "Life Cap"). In the event Holder purchases a Life Cap, the cost thereof shall be added to the principal balance of the Note. Any recast of the Note as a result of adding such cost to the principal of the Note shall be in accordance with the recast provisions of the Note.



















To the extent that the provisions of this Amendment are inconsistent with the provisions of the Note or Deed of Trust, the provisions of this Amendment shall control and shall supersede any such inconsistent provisions.

CITADEL REALTY, INC., A DELAWARE CORPORATION



BY:  /s/ Steve Wesson
____________________________________________     _______________________________
Steve Wesson, President and Secretary



____________________________________________     _______________________________



____________________________________________     _______________________________